UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):
October 8, 2018
TEGNA INC.
(Exact name of registrant as specified in its charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive McLean, Virginia		22107-0150
(Address of principal executive offices)		(Zip Code)
(703) 873-6600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant's Certifying Accountant.

On October 8, 2018, the Audit Committee of the Board of Directors of TEGNA Inc. approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019, subject to completion of PwC’s standard client acceptance procedures and execution of an engagement letter. Ernst & Young LLP (“EY”), the Company’s current independent registered public accounting firm, will be dismissed following the conclusion of the audit for the Company's fiscal year ending December 31, 2018.

(a)	Former Independent Registered Public Accounting Firm

The reports of EY on the Company's consolidated financial statements for the years ended December 31, 2017 and 2016 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.
During the years ended December 31, 2017 and 2016, and through October 8, 2018, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused them to make reference thereto in their reports.
During the years ended December 31, 2017 and 2016, and through October 8, 2018, there were no "reportable events" requiring disclosure pursuant to paragraph (a)(1)(v) of Item 304 of Regulation S-K.
The Company has provided EY with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission. The Company requested EY to furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter dated October 12, 2018 is filed as Exhibit 16.1 to this Form 8-K.

(b)	New Independent Registered Public Accounting Firm
As discussed above, on October 8, 2018, the Audit Committee appointed PwC as its new independent registered public accounting firm, contingent upon completion of PwC’s acceptance procedures. PwC’s appointment will be for the Company’s fiscal year ending December 31, 2019, and related interim periods.
During the Company’s two most recent fiscal years ended December 31, 2016 and December 31, 2017, and for the subsequent interim period through October 8, 2018, neither the Company nor anyone on its behalf consulted PwC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or on the type of audit opinion that might be rendered on the consolidated financial statements of the Company, and neither a written report nor oral advice was provided to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

  (d)     Exhibits
            Exhibit            Description
    16.1            Letter of Ernst & Young LLP

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGNA Inc.

Date: October 12, 2018	By:	/s/ Clifton A. McClelland III
Clifton A. McClelland III
Senior Vice President and Controller